EXHIBIT 99.3

VIDEO VLOG

▪	Hello everyone!

▪	It’s that time again. One of my favorite times of every quarter - when we get to report our financial and operational results!

▪
However…. with all the rumors & speculation out there, we decided that we wanted to make sure you all saw and focused on our Q3 results… and not just on the rumors and speculation that seem to fill the news every day! - What better way to do that - than to do a video blog! So here we go!

▪	Q3 was another great quarter for T-Mobile across the board!

▪	We broke records with our financial results, delivered incredibly strong customer growth, and we’re raising our guidance for 2017 - once again!

▪	Back when we started this Un-carrier journey in 2013, we said customer growth will lead to revenue growth, which will lead to growth in Adjusted EBITDA(1) and ultimately Free Cash Flow(1)

▪	Well, these results make that pretty obvious! Should I just drop the mic now?

▪	If there are still skeptics out there…. after 4.5 years, let me take you through these numbers…

▪	Let’s start with our record breaking financial results!

▪
Our service revenue grew to $7.6B in Q3, the highest in T-Mobile history! We expect to be the only company in US wireless growing service revenues year-over-year (call that one of my famous predictions!).

▪	As a reminder… both AT&T and Verizon have lower service revenues today than they did in 1Q 2013 when the Un-carrier started. Meanwhile, our service revenues are up nearly 50% since then!

▪	And it doesn’t stop there. Adjusted EBITDA hit $2.8B for the quarter, our best Q3 ever!(1)

▪
Free Cash Flow? Another record! We generated $921M this quarter, up almost 60% year-over-year.(1) And we’re hitting these records while continuing to invest in the network with capex up 24% year-over-year.

▪	What’s our secret? We actually like our customers and we listen to them! Everyone should try it!

▪	Yeah, it’s simple, but it’s something the duopoly just doesn’t seem to understand.

▪	Now, on to customers…. in Q3 we welcomed 1.3M net new customers to T-Mobile!

▪	This is the 18th quarter in a row that we delivered over 1M net adds. Yep, that’s nearly half a decade!

▪	595K of those customers were postpaid phone nets and it looks like we’ll lead the industry in this category for the 15th quarter in a row.

▪	We also continue to grow on the prepaid side, adding 226K new customers in Q3.

▪	In Q2, our prepaid ARPU hit a record high, and we just beat it again in Q3 with prepaid ARPU at $38.93.
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1 Adjusted EBITDA is a non-GAAP financial measure and Free Cash Flow is a non-GAAP financial metric. These non-GAAP financial items should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. Reconciliations for these non-GAAP financial items to the most directly comparable GAAP financial items are provided in the financial tables on pages 5-7.

▪
Our prepaid business is fueled by MetroPCS, a company that we acquired in 2013, the same year we started our Un-carrier revolution. Now that was an acquisition that delivered goodness to both shareholders & customers!

▪	As analysts have put it, we rewrote the book on telecom mergers, and our MetroPCS customer base is set to double by the end of this year from the time of the acquisition.

▪	Now, I do want to take a second to talk about the impact of hurricanes during the quarter….

▪	First, I have to reiterate that our thoughts, prayers and our sympathies go out to everyone who is still dealing with the aftermath of these devastating storms. It’s truly heartbreaking.

▪	I also want to sincerely thank all of the employees who came together to help those in need. It shows what T-Mobile is all about.

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Finally, Neville and his team are working around the clock in Puerto Rico to get our network up and running as the hurricanes destroyed vital infrastructure. I’m incredibly proud of what they've accomplished so far and we won’t rest until the full network is up and running again. We are standing strong with Puerto Rico.

▪	Our network is at the heart of T-Mobile and it powers everything we do!

▪	We set a goal years ago to have the best Network in the United States…

▪	…This was at a time when we had zero LTE and zero low band spectrum.

▪	And today we cover 316M POPs of LTE with 321M POPs targeted by the end of this year.

▪	This will all be possible with the 700 MHz we’ve deployed, and now the 600 MHz spectrum - some of which is already live today!

▪	Did I mention that our new 600 MHz sites are being launched with 5G-ready equipment?! So exciting!

▪	When the time comes, we will literally turn on 5G with the flip of a switch! And as I've said many times before, we expect to be the first wireless provider with a nationwide 5G network.

▪	Our network continues to get even faster, and once again was the fastest LTE network in the country in Q3 with the gap to our competition widening more and more.

▪	That marks 15 quarters in a row with the fastest LTE!

▪	All of this hard work led to T-Mobile’s network being ranked #1 in every single category in OpenSignal’s recent report.

▪	You heard that right. T-Mobile is OpenSignal’s new #1 Network!

▪	We swept their most recent network awards - something no major provider in the world has ever done!

▪	Verizon’s network continues to struggle since we forced them to offer unlimited.

▪	Even with their best efforts to walk back their unlimited plans, their network is still choking.

▪	And their counterpart isn’t doing much better.

▪	AT&T is taking all their declining businesses, bundling them together, and begging customers to buy bloated and antiquated bundles.

▪	We attacked this pain point in Q3 with Netflix on Us! Now America’s best unlimited is even better!

▪	Our network expansion has set the stage for us to really drive our expanded distribution and we’re taking full advantage of this opportunity!

▪	With 2,500 new Magenta and Metro stores already built this year, we’re well on our way to our 3,000 new stores target for this year.

▪	Many of these stores are in places where T-Mobile has never had a presence before & customers are so excited to see us come to town!

▪	This brings true competition to many rural areas who had no choice outside the duopoly.

▪	Our Q3 results show that the success of the Un-carrier continues!

▪	Q4 has already begun, and we’re raising our guidance for 2017 - again!

▪	We now expect to add 3.3M to 3.6M postpaid nets. That’s up from 3.0M to 3.6M previously.

▪	And we're raising Adjusted EBITDA guidance for the second time in 2017! We expect Adjusted EBITDA to land between $10.8B and $11.0B. That’s up from $10.5B to $10.9B previously.(2)

▪	As I close, I just want to thank our customers and congratulate our employees on another amazing quarter!

▪	We’ve forced dramatic change in this industry, but we’ve got a lot more work to do - to get it where it needs to be.

▪	So, I’ll end with the three words that delight our customers and terrify our competition - we won't stop!

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2 T-Mobile is unable to provide a reconciliation to the comparable GAAP measure because it is not able to forecast net income on a forward looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP net income including, but not limited to, income tax expense, stock based compensation expense and interest expense. Adjusted EBITDA should not be used to predict net income as the difference between the two measures is variable.

Forward-Looking Statements
This news release includes "forward-looking statements" within the meaning of the U.S. federal securities laws. Any statements made herein that are not statements of historical fact, including statements about T-Mobile US, Inc.'s plans, outlook, beliefs, opinions, projections, guidance, strategy, store openings, deployment of spectrum and expected network modernization and other advancements, are forward-looking statements. Generally, forward-looking statements may be identified by words such as "anticipate," "expect," "suggests," "plan," “project,” "believe," "intend," "estimates," "targets," "views," "may," "will," "forecast," and other similar expressions. The forward-looking statements speak only as of the date made, are based on current assumptions and expectations, and involve a number of risks and uncertainties. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: adverse economic or political conditions in the U.S. and international markets; competition in the wireless services market, including new competitors entering the industry as technologies converge; the effects any future merger or acquisition involving us, as well as the effects of mergers or acquisitions in the technology, media and telecommunications industry; challenges in implementing our business strategies or funding our wireless operations, including payment for additional spectrum or network upgrades; the possibility that we may be unable to renew our spectrum licenses on attractive terms or acquire new spectrum licenses at reasonable costs and terms; difficulties in managing growth in wireless data services, including network quality; material changes in available technology; the timing, scope and financial impact of our deployment of advanced network and business technologies; the impact on our networks and business from major technology equipment failures; breaches of our and/or our third party vendors’ networks, information technology and data security; natural disasters, terrorist attacks or similar incidents; existing or future litigation; any changes in the regulatory environments in which we operate, including any increase in restrictions on the ability to operate our networks; any disruption or failure of our third parties’ or key suppliers’ provisioning of products or services; material adverse changes in labor matters, including labor campaigns, negotiations or additional organizing activity, and any resulting financial, operational and/or reputational impact; the ability to make payments on our debt or to repay our existing indebtedness when due; adverse change in the ratings of our debt securities or adverse conditions in the credit markets; changes in accounting assumptions that regulatory agencies, including the Securities and Exchange Commission (“SEC”), may require, which could result in an impact on earnings; and changes in tax laws, regulations and existing standards and the resolution of disputes with any taxing jurisdictions; and other risks described in our filings with the SEC, including those described in our most recently filed Annual Report on Form 10-K. You should not place undue reliance on these forward-looking statements. We do not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

T-Mobile US, Inc.
Effect of Change in Accounting Principle
(Unaudited)

Effective January 1, 2017, we began presenting the amortization of the imputed discount on our Equipment Installment Plan (“EIP”) receivables as Other revenue on our Condensed Consolidated Statements of Comprehensive Income. Prior to the change, the imputed interest was presented as Interest income. We made this change to provide a better representation of amounts earned from our major ongoing operations, align with industry practice and enhance comparability. We have applied this change in accounting principle retrospectively and presented the effect of the change in the table below. For additional information, see Note 1 - Basis of Presentation of the Notes to the Consolidated Financial Statements included in Part I, Item 1 of our Form 10-Q to be filed on or about October 23, 2017.

(in millions, except for margin %'s and Net Debt Ratios)	Quarter							Nine Months Ended September 30,
	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	2016	2017
EIP imputed discount	$65	$65	$59	$59	$62	$68	$74	$189	$204

Other revenue - as adjusted	$235	$211	$224	$249	$241	$262	$272	$670	$775
Other revenues - unadjusted	170	146	165	190	179	194	198	481	571

Total revenues - as adjusted	$8,664	$9,287	$9,305	$10,234	$9,613	$10,213	$10,019	$27,256	$29,845
Total revenues - unadjusted	8,599	9,222	9,246	10,175	9,551	10,145	9,945	27,067	29,641

Operating income - as adjusted	$1,168	$833	$1,048	$1,001	$1,037	$1,416	$1,323	$3,049	$3,776
Operating income - unadjusted	1,103	768	989	942	975	1,348	1,249	2,860	3,572

Interest income - as adjusted	$3	$3	$3	$4	$7	$6	$2	$9	$15
Interest income - unadjusted	68	68	62	63	69	74	76	198	219

Total other expense, net - as adjusted	$(417)	$(461)	$(450)	$(395)	$(430)	$(482)	$(417)	$(1,328)	$(1,329)
Total other expense, net - unadjusted	(352)	(396)	(391)	(336)	(368)	(414)	(343)	(1,139)	(1,125)

Net income - as adjusted	$479	$225	$366	$390	$698	$581	$550	$1,070	$1,829
Net income - unadjusted	479	225	366	390	698	581	550	1,070	1,829

Adjusted EBITDA - as adjusted	$2,814	$2,529	$2,689	$2,607	$2,668	$3,012	$2,822	$8,032	$8,502
Adjusted EBITDA - unadjusted	2,749	2,464	2,630	2,548	2,606	2,944	2,748	7,843	8,298

Net income margin - as adjusted	7%	3%	5%	5%	10%	8%	7%	5%	8%
Net income margin - unadjusted	7%	3%	5%	5%	10%	8%	7%	5%	8%

Adjusted EBITDA margin - as adjusted	43%	37%	38%	36%	36%	40%	37%	39%	38%
Adjusted EBITDA margin - unadjusted	42%	36%	37%	35%	36%	40%	36%	38%	37%

Last twelve months Net income - as adjusted	$1,275	$1,139	$1,367	$1,460	$1,679	$2,035	$2,219	N/A	N/A
Last twelve months Net income - unadjusted	1,275	1,139	1,367	1,460	1,679	2,035	2,219	N/A	N/A

Last twelve months Adjusted EBITDA - as adjusted (1)	$9,124	$9,723	$10,396	$10,639	$10,493	$10,976	$11,109	N/A	N/A
Last twelve months Adjusted EBITDA - unadjusted (1)	8,754	9,401	10,123	10,391	10,248	10,728	10,846	N/A	N/A

Net Debt (excluding Tower Obligations) to Last Twelve Months Net income - as adjusted	15.6	19.2	16.4	15.3	13.5	13.9	12.4	N/A	N/A
Net Debt (excluding Tower Obligations) to Last Twelve Months Net income - unadjusted	15.6	19.2	16.4	15.3	13.5	13.9	12.4	N/A	N/A

Net Debt (excluding Tower Obligations) to LTM Adjusted EBITDA Ratio - as adjusted	2.2	2.3	2.2	2.1	2.2	2.6	2.5	N/A	N/A
Net Debt (excluding Tower Obligations) to LTM Adjusted EBITDA Ratio - unadjusted	2.3	2.3	2.2	2.1	2.2	2.6	2.5	N/A	N/A
(1) For purposes of Last twelve months Adjusted EBITDA, prior quarterly adjustments were as follows:

	Quarter
(in millions)	Q2 2015	Q3 2015	Q4 2015
EIP imputed discount	$113	$108	$84

Net income - as adjusted	$361	$138	$297
Net income - unadjusted	361	138	297

Adjusted EBITDA - as adjusted	$1,930	$2,016	$2,364
Adjusted EBITDA - unadjusted	1,817	1,908	2,280

T-Mobile US, Inc.
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(Unaudited)

This Vlog includes non-GAAP financial measures. The non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. Reconciliations for the non-GAAP financial measures to the most directly comparable GAAP financial measures are provided below. T-Mobile is not able to forecast net income on a forward looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP net income including, but not limited to, income tax expense, stock based compensation expense and interest expense. Adjusted EBITDA should not be used to predict net income as the difference between the two measures is variable. We made an accounting change in 2017 to include imputed interest associated with EIP receivables in Other revenues which will be included in Adjusted EBITDA.

Adjusted EBITDA is reconciled to net income as follows:

	Quarter										Nine Months Ended September 30,
(in millions)	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	2016	2017
Net income	$361	$138	$297	$479	$225	$366	$390	$698	$581	$550	$1,070	$1,829
Adjustments:
Interest expense	257	262	305	339	368	376	335	339	265	253	1,083	857
Interest expense to affiliates	92	121	134	79	93	76	64	100	131	167	248	398
Interest income (1)	(1)	(1)	(1)	(3)	(3)	(3)	(4)	(7)	(6)	(2)	(9)	(15)
Other (income) expense, net	(1)	1	3	2	3	1	—	(2)	92	(1)	6	89
Income tax expense (benefit)	2	100	184	272	147	232	216	(91)	353	356	651	618
Operating income (1)	710	621	922	1,168	833	1,048	1,001	1,037	1,416	1,323	3,049	3,776
Depreciation and Amortization	1,075	1,157	1,369	1,552	1,575	1,568	1,548	1,564	1,519	1,416	4,695	4,499
Cost of MetroPCS business combination (2)	34	193	21	36	59	15	(6)	—	—	—	110	—
Stock-based compensation (3)	71	43	52	53	61	57	64	67	72	83	171	222
Other, net (3)	40	2	—	5	1	1	—	—	5	—	7	5
Adjusted EBITDA (1)	$1,930	$2,016	$2,364	$2,814	$2,529	$2,689	$2,607	$2,668	$3,012	$2,822	$8,032	$8,502

(1)
The amortized imputed discount on EIP receivables previously recognized as Interest income has been retrospectively reclassified as Other revenues. See the Effect of Change in Accounting Principle table for further detail.

(2)	Beginning Q1 2017, we will no longer separately present Cost of MetroPCS business combination as it is insignificant.

(3)
Stock-based compensation includes payroll tax impacts and may not agree to stock based compensation expense in the condensed consolidated financial statements. Other, net may not agree to the Condensed Consolidated Statements of Comprehensive Income primarily due to certain non-routine operating activities, such as other special items that would not be expected to reoccur, and are therefore excluded in Adjusted EBITDA.

Adjusted EBITDA - Earnings before Interest expense, net of Interest income, Income tax expense, Depreciation and amortization expense, non-cash Stock-based compensation and certain expenses not reflective of T-Mobile's ongoing operating performance. Adjusted EBITDA margin represents Adjusted EBITDA divided by service revenues. Adjusted EBITDA is a non-GAAP financial measure utilized by T-Mobile's management to monitor the financial performance of our operations. T-Mobile uses Adjusted EBITDA internally as a metric to evaluate and compensate its personnel and management for their performance, and as a benchmark to evaluate T-Mobile's operating performance in comparison to its competitors. Management believes analysts and investors use Adjusted EBITDA as a supplemental measure to evaluate overall operating performance and facilitate comparisons with other wireless communications companies because it is indicative of T-Mobile's ongoing operating performance and trends by excluding the impact of interest expense from financing, non-cash depreciation and amortization from capital investments, non-cash stock-based compensation, network decommissioning costs as they are not indicative of T-Mobile's ongoing operating performance and certain other nonrecurring expenses. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for income from operations, net income or any other measure of financial performance reported in accordance with GAAP.

T-Mobile US, Inc.
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures (continued)
(Unaudited)

Free cash flow is calculated as follows:

	Quarter							Nine Months Ended September 30,
(in millions)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	2016	2017
Net cash provided by operating activities	$1,025	$1,768	$1,740	$1,602	$1,713	$1,829	$2,362	$4,533	$5,904
Cash purchases of property and equipment	(1,335)	(1,349)	(1,159)	(859)	(1,528)	(1,347)	(1,441)	(3,843)	(4,316)
Free Cash Flow	$(310)	$419	$581	$743	$185	$482	$921	$690	$1,588
Net cash used in investing activities	$(1,860)	$(667)	$(1,859)	$(1,294)	$(1,550)	$(7,133)	$(1,455)	$(4,386)	$(10,138)
Net cash (used in) provided by financing activities	$(100)	$790	$(67)	$(160)	$1,838	$(2,016)	$(349)	$623	$(527)
Free Cash Flow - Net cash provided by operating activities less cash purchases of property and equipment. Free Cash Flow is utilized by T-Mobile's management, investors, and analysts to evaluate cash available to pay debt and provide further investment in the business.